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                                  EXHIBIT 99.1


                       CERTIFICATION PURSUANT TO 18 U.S.C.
                       Section 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Each of the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this Quarterly Report on Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This 14th day of August, 2002.



/s/ David D. Stovall
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President and Chief Executive Officer



/s/ Annette Banks
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Chief Financial Officer